                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date Of Earliest Event Reported): April 21, 2004.


                         ONE PRICE CLOTHING STORES, INC.
          ------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

           Delaware                              0-15385                         57-0779028
           --------                              -------                         ----------
(State or other jurisdiction of           (Commission File No.)      (IRS Employer Identification No.)
 incorporation or organization

                             Hwy. 290 Commerce Park
                              1875 East Main Street
                          Duncan, South Carolina 29334
                          ----------------------------
          (Address of principal executive offices, including zip code)

                                 (864) 433-8888
                                 ---------------
              (Registrant's telephone number, including area code)


                                      None
                                 --------------
                        (Former name or Former Address if
                           Changed Since Last Report)


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ITEM 9.   REGULATION FD DISCLOSURE

         On April 21, 2004, One Price Clothing Stores, Inc., a Delaware corporation (the "Company"), and its wholly owned subsidiaries each filed a statement of financial affairs with the Office of the United States Trustee (the "Trustee") pursuant to the Trustee's Financial Reporting Requirements for Chapter 11 Cases (the "SOFA"). Attached hereto as Exhibit 99.1 is a summary of the SOFA for the parent company only, One Price Clothing Stores, Inc. Attached hereto as Exhibit 99.2 is the Company's press release issued April 28, 2004, announcing the filing of the SOFA.

         The information in this report is being furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

         99.1 Summary of Statement of Financial Affairs for One Price Clothing Stores, Inc.

         99.2     Press Release issued April 28, 2004.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ONE PRICE CLOTHING STORES, INC.



Date:  April 28, 2004                   /s/ Grant H. Gibson
                                        --------------------------------------
                                        Grant H. Gibson, Corporate Secretary